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                      SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT effective as of this 29th day of April, 1998, by and between LTX CORPORATION, a Massachusetts corporation (the "Company") and BANKBOSTON, N.A. ("BKB"), a national banking association, SILICON VALLEY BANK, a state commercial bank ("SVB") and BKB, as agent (the "Agent").

     WHEREAS, the Company, BKB, SVB and Agent are parties to a Credit Agreement dated as of June 30, 1997 ("Credit Agreement"), as amended by the First Amendment to Credit Agreement dated January 30, 1998. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

     Section 1. AMENDMENT OF SECTION 5.8(II). Section 5.8(ii) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following: "(ii) shall not have a Consolidated Net Deficit for any quarter greater than $5,000,000 at the end of any such quarter, provided, however, that with respect to the quarter ended April 30, 1998 only, the Company shall not have a Consolidated Net Deficit greater than $8,000,000, and"

     Section 2. AMENDMENT OF SECTION 5.9. Section 5.9 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          "5.9 CONSOLIDATED QUICK RATIO. The Company and its Subsidiaries shall not permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities to be less than 1.65-to-1 as at the end of any fiscal quarter, provided, however, that with respect to the quarter ended April 30, 1998 only, the Company and its Subsidiaries shall not permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities to be less than 1.25-to-1 as at the end of such fiscal quarter."

     Section 3. AMENDMENT OF SECTION 5.10. Section 5.10 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting therefor the following:

          "5.10 CONSOLIDATED TOTAL LIABILITIES TO CONSOLIDATED TANGIBLE NET WORTH RATIO. The Company and its Subsidiaries shall not permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth to be greater than 0.60-to-1 as at the end of any fiscal quarter, provided, however, that with respect to the quarter ended April 30, 1998 only, the Company and its Subsidiaries shall not permit the ratio of Consolidated Total Liabilities to Consolidated Tangible Net Worth to be greater than 0.80-to-1 as at the end of such fiscal quarter."

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     Section 4. AMENDMENT OF SECTION 5.11. Section 5.11 of the Credit Agreement
is hereby amended by deleting Subsection (iii) from such Section and renumbering Subsection (iv) of such Section as Subsection (iii).

     Section 5. CONSENT TO AMENDMENT OF ANDO LOAN AGREEMENT. BKB and SVB hereby consent to the reduction in the interest rate of the obligation to Ando under the Loan Agreement dated July 20, 1994 by and between Ando and the Company (the "Ando Loan Agreement") from eight percent (8%) to five and one half percent (5.5%), effective March 30, 1998. Such reduction shall be further evidenced by an amendment to the Ando Loan Agreement in the form attached as EXHIBIT A hereto (the "Draft Amendment"). The Company agrees to deliver an executed copy of such amendment, identical to the Draft Amendment in all respects, to BKB within ten business days of the Company's receipt of the same; provided, however, that to the extent there shall be any changes in the form of amendment, the Company shall provide BKB with a copy of such changes for the approval of BKB and SVB prior to the Company's execution of the same; and, provided further, that the consent of BKB and SVB to such reduction in interest rate shall not be construed as consent to any further amendment of the Ando Loan Agreement to the extent such amendment varies from the terms of the Draft Amendment.

     Section 6. MISCELLANEOUS.

          (a) The Company hereby confirms to the Banks that the representations and warranties of the Company set forth in Article IV of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full.

          (b) The Company has reviewed the provisions of this Second Amendment and all documents executed in connection therewith or pursuant thereto or incident or collateral hereto or thereto from time to time (collectively, the "Bank Documents") and there is no Event of Default thereunder, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default thereunder.

          (c) The Company agrees that each of the Bank Documents shall remain in full force and effect after giving effect to this Amendment.

          (d) This Second Amendment represents the entire agreement among the parties hereto relating to this Second Amendment, and supersedes all prior understandings and agreements among the parties relating to the subject matter of this Amendment.

          (e) The Company represents and warrants that neither the execution, delivery or performance by the Company of any of the obligations contained in this Second Amendment or in any Bank Document requires the consent, approval or authorization of any person or governmental authority or any action by or on account of with respect to any person or governmental authority.



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     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Credit Agreement under seal as of the date first above written.



                                        LTX CORPORATION



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        BANKBOSTON, N.A.



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        SILICON VALLEY BANK



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:




                                        BANKBOSTON, N.A., as Agent


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:




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